-----------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2003


                           Vishay Intertechnology, Inc.
                      ------------------------------------

       Delaware                     1-7416                      38-1686453
------------------------      ----------------------      ----------------------
    (State or other              (Commission File              (IRS Employer
     jurisdiction                    Number)                 Identification No.)
   of incorporation)



        63 Lincoln Highway, Malvern, Pennsylvania                 19355-2120
     --------------------------------------------------------------------------
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (610) 644-1300
                                                   ----------------------------

                                       N/A
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

      On January 21, 2003, Vishay Intertechnology, Inc. announced that its results for 2002 will reflect a write-down of its current inventory of tantalum powder and wire and an accrual for its commitments under contracts for the supply of tantalum, in the range of $130 million to $150 million before taxes. A copy of the press release issued by Vishay is attached as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press release dated January 21, 2003.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              VISHAY INTERTECHNOLOGY, INC.


                              By  /s/ Avi D. Eden
                                --------------------------------
                                  Avi D. Eden
                                  Executive Vice President and
                                  General Counsel


Date:  January 23, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release dated January 21, 2003.